PROVIDENT BANK NON-QUALIFIED SUPPLEMENTAL DC PLAN Effective as of January 1, 2025

i TABLE OF CONTENTS Article I Definitions 1 Section 1.1 Administrator .............................................................................................1 Section 1.2 Annual Cash Incentive Plan ......................................................................1 Section 1.3 Annual Incentive Compensation ..............................................................1 Section 1.4 Base Salary .................................................................................................1 Section 1.5 Beneficiary ..................................................................................................1 Section 1.6 Board ...........................................................................................................1 Section 1.7 Code .............................................................................................................1 Section 1.8 Company .....................................................................................................1 Section 1.9 Committee ...................................................................................................1 Section 1.10 Company Contribution .............................................................................1 Section 1.11 Compensation .............................................................................................1 Section 1.12 Deferred Compensation.............................................................................1 Section 1.13 Disability .....................................................................................................1 Section 1.14 Effective Date .............................................................................................2 Section 1.15 Eligible Officers ..........................................................................................2 Section 1.16 Employee .....................................................................................................2 Section 1.17 In-Service Distribution ..............................................................................2 Section 1.18 Investment Benchmark .............................................................................2 Section 1.19 Memorandum Account ..............................................................................2 Section 1.20 Memorandum Subaccount ........................................................................2 Section 1.21 Participant ..................................................................................................2 Section 1.22 Participating Company .............................................................................2 Section 1.23 Plan ..............................................................................................................3 Section 1.24 Plan Year. ...................................................................................................3 Section 1.25 Qualifying Distribution Event ..................................................................3 Section 1.26 Separation from Service ............................................................................3 Section 1.27 Specified Employee ....................................................................................3 Section 1.28 Unforeseeable Emergency .........................................................................3 Section 1.29 Year of Service ...........................................................................................3 Article II Participation 3 Section 2.1 Election to Participate. ..............................................................................3 Section 2.2 Election to Defer Cash Compensation. ....................................................4 Section 2.3 Changes in Participation. ..........................................................................4 Article III Employer Contributions 5 Section 3.1 Company Contributions ............................................................................5 Article IV Accounting for Deferred Amounts 5 Section 4.1 In General. ..................................................................................................5 Section 4.2 Adjustments to Memorandum Accounts. ................................................6 Section 4.3 Vesting. ........................................................................................................7 Article V Trust 7

ii Section 5.1 Establishment of Trust. .............................................................................7 Section 5.2 Contributions to Trust; Investments. .......................................................8 Section 5.3 Unfunded Character of Plan. ....................................................................8 Article VI Distributions 8 Section 6.1 Unforeseeable Emergency .........................................................................8 Section 6.2 Death or Disability .....................................................................................9 Section 6.3 In-Service Distributions.............................................................................9 Section 6.4 Distribution Rules ......................................................................................9 Section 6.5 Subsequent Elections. ..............................................................................10 Section 6.6 Distributions to Beneficiaries. .................................................................11 Section 6.7 Restrictions on Payments to Specified Employees. ...............................11 Article VII Administration 12 Section 7.1 Administrator. ..........................................................................................12 Section 7.2 Committee Responsibilities. ....................................................................13 Section 7.3 Claims Procedure. ....................................................................................13 Section 7.4 Claims Review Procedure. ......................................................................14 Section 7.5 Other Administrative Provisions. ...........................................................14 Article VIII Amendment And Termination 15 Section 8.1 Amendment by the Company. ................................................................15 Section 8.2 Termination. .............................................................................................15 Section 8.3 Amendment or Termination by Other Companies...............................16 Article IX Miscellaneous Provisions 16 Section 9.1 Notice and Election. .................................................................................16 Section 9.2 Construction and Language. ...................................................................16 Section 9.3 Headings....................................................................................................16 Section 9.4 Non-Alienation of Benefits. .....................................................................16 Section 9.5 Clawback Policy. ......................................................................................17 Section 9.6 Severability. ..............................................................................................17 Section 9.7 Waiver. ......................................................................................................17 Section 9.8 Governing Law. ........................................................................................17 Section 9.9 Withholding. .............................................................................................17 Section 9.10 No Deposit Account..................................................................................17 Section 9.11 Rights of Participants. .............................................................................18 Section 9.12 Status of Plan under ERISA. ..................................................................18 Section 9.13 Successors and Assigns. ...........................................................................18 Section 9.14 Compliance with Section 409A of the Code. ..........................................18 APPENDIX A……………………………………………………………………………………19

Error! Unknown document property name. PROVIDENT BANK NON-QUALIFIED SUPPLEMENTAL DC PLAN Article I DEFINITIONS The following definitions shall apply for the purposes of this Plan unless a different meaning is clearly indicated by the context: Section 1.1 Administrator means the Committee or any other person, committee, corporation or organization appointed by the Committee to perform the responsibilities assigned to the Administrator hereunder. Section 1.2 Annual Cash Incentive Plan means the annual cash incentive plan or plans of any Participating Company. Section 1.3 Annual Incentive Compensation means an annual cash incentive award payable pursuant to the Annual Cash Incentive Plan or in an annual service bonus. Section 1.4 Base Salary means the annual base salary and commissions payable to an Eligible Officer. Section 1.5 Beneficiary means the person or persons designated by a Participant under Section 6.3 of this Plan. Section 1.6 Board means the Board of Directors of the Company. Section 1.7 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law). Section 1.8 Company means Provident Bank or any successor thereto. Section 1.9 Committee means the Compensation and Human Capital Committee of the Board. Section 1.10 Company Contribution means a contribution by the Company or a Participating Company as set forth in Section 3.1. Section 1.11 Compensation means, during any period, the compensation payable to a participant by any Participating Company that is reportable to the Internal Revenue Service as compensation for such period on Form W-2. Compensation shall include amounts attributable to Base Salary and Annual Incentive Compensation. Compensation shall not include amounts that become payable under this Plan. Section 1.12 Deferred Compensation means the amount of Compensation that a Participant elects to defer pursuant Section 2.2, which shall include deferrals of Base Salary and of Annual Incentive Compensation. Section 1.13 Disability means, with respect to a Participant, (a) any medically determinable physical or mental impairment which can be expected to result in death or to last

2 for a continuous period of at least twelve (12) months and as a result of which either: (i) the Participant is unable to engage in any substantial gainful activity or (ii) the Participant has been receiving income replacement benefits for a period of at least 180 days under an accident and health plan covering employees of the Participating Company that employs the Participant, or (b) a determination by the Social Security Administration of total disability. The existence of a Disability shall be determined by the Administrator in accordance with Section 409A of the Code and the regulations and other guidance issued thereunder. Section 1.14 Effective Date means January 1, 2025. Section 1.15 Eligible Officers means any Employee who is an officer of any of the Participating Companies at the level of Executive Vice President or higher. Section 1.16 Employee means a common law employee of a Participating Company whose income is reported on Form W-2. Section 1.17 In-Service Distribution means a distribution described in Section 6.3. Section 1.18 Investment Benchmark means a hypothetical investment classification, as determined by the Committee, in which a Participant’s Memorandum Account shall be deemed to be invested for purposes of crediting or charging earnings, losses, appreciation or depreciation with respect to the Participant’s Memorandum Account, in accordance with Section 4.2. The Investment Benchmark(s) is set forth in Appendix A hereto and may be amended administratively from time to time by the Committee. Section 1.19 Memorandum Account means, with respect to a Participant, a bookkeeping account maintained by the Administrator to which is credited the amount of the Participant’s Deferred Compensation and Company Contributions, together with any earnings and appreciation thereon, and against which are charged any losses, depreciation or distributions thereof, pursuant to Section 4.2. Section 1.20 Memorandum Subaccount means, with respect to a Participant, a portion of the Participant’s Memorandum Account that is separately accounted for by the Administrator due to different deferral or contribution sources or the application of unique provisions relating to the applicable Investment Benchmark(s). Section 1.21 Participant means (i) an Eligible Officer who has been designated by the Committee as eligible to participate in and who has entered the Plan, or (ii) an Employee or former Employee who has a Memorandum Account under the Plan; provided that if the Participant is an Employee, the Participant must be a member of a select group of management or highly compensated employee of the Participating Companies within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. If a Participant ceases to be an Employee and becomes a non-Employee member of the Board, the former Employee shall not be eligible to defer any compensation received as a non-Employee member of the Board. Section 1.22 Participating Company means the Company and any other company which, with the prior approval of the Board, may adopt this Plan.

3 Section 1.23 Plan means the Provident Bank Non-Qualified Supplemental DC Plan. Section 1.24 Plan Year means the 12-month period ending on December 31, except that the initial Plan Year may have fewer than 12 months. Section 1.25 Qualifying Distribution Event means (i) the Separation from Service of the Participant, (ii) the date the Participant becomes Disabled, (iii) the death of the Participant, (iv) the time specified by the Participant for an In-Service Distribution, or (v) an Unforeseeable Emergency, each to the extent provided in Article VI. Section 1.26 Separation from Service means, with respect to a Participant, the Participant’s separation from service (within the meaning of Section 409A of the Code). Section 1.27 Specified Employee means an Employee who meets the requirements for key employee treatment under Section 416(i)(l)(A)(i), (ii) or (iii) of the Code (applied in accordance with the regulations thereunder and without regard to Section 416(i)(5) of the Code) at any time during the twelve month period ending on December 31 of each year (the "identification date"). If the Employee is a key employee as of any identification date, the Employee is treated as a Specified Employee for the twelve-month period beginning on the first day of the fourth month following the identification date. Unless binding corporate action is taken to establish different rules for determining Specified Employees for all plans of the Company and its controlled group members that are subject to Section 409A of the Code, the foregoing rules and the other default rules under the regulations of Section 409A of the Code shall apply. Section 1.28 Unforeseeable Emergency means an unforeseeable emergency within the meaning of Section 409A of the Code and the regulations and other guidance issued thereunder. Section 1.29 Year of Service means, with respect to an Employee, each Plan Year in which the Employee completes at least 1,000 Hours of Service with a Participating Company. For this purpose, an Hour of Service shall have the same meaning assigned such term under the Provident Bank 401(k) Plan, but only Hours of Service with a Participating Company shall be counted. Article II PARTICIPATION Section 2.1 Election to Participate (a) Any Eligible Officer may elect to become a Participant in the Plan by submitting to the Administrator a written election, on a form or in a method prescribed by the Administrator, to defer the receipt of up to 50% of his cash Compensation; provided, however, that no Participant shall be permitted to defer receipt of any amount that is required to be withheld and remitted to any federal, state or local taxing authority pursuant to any requirement for the collection of tax at the source or that is required to fund any contribution or premium

4 payment or co-payment required of the Participant as a condition of participation in any employee benefit plan maintained by the Company or any other Participating Company at the time the election is made. An Eligible Officer who elects to become a Participant may make separate deferral elections as to the amount or percentage (if any) of Base Salary and Annual Incentive Compensation. The Administrator may deny participation to any Eligible Officer whose initial election to become a Participant does not contemplate the deferral of a minimum dollar amount prescribed by the Administrator. Section 2.2 Election to Defer Cash Compensation (a) An election to defer Compensation that is otherwise payable in cash shall specify the percentage of each payment to be deferred. Any such election to defer Base Salary shall be made during an election period prescribed by the Administrator ending on or before the last day of any calendar year and shall be effective for cash Compensation earned in respect of service performed in the calendar year following the calendar year in which such election is made; provided, however, that an initial election to defer Base Salary may be made by an Eligible Officer and filed with the Administrator during the thirty (30) day period immediately following the later of the Effective Date or the date the individual first becomes eligible to participate in the Plan and shall take effect with the first payment of cash Compensation that relates to service performed after such election is made, or such later date as the Eligible Officer shall specify in his election. Such irrevocable election shall be deemed to be the Participant’s election in the next election period as well unless the Participant’s status as an Eligible Officer ceases or the Participant elects a change in the percentage rate of deferral for such calendar year in accordance with Section 2.3. (b) Any election to defer a bonus under the Annual Cash Incentive Plan or other bonus must be made no later than six months prior to the end of the performance period and in no event can an election to defer such a bonus be made after such Compensation has become readily ascertainable. (c) Acceptance of an election to defer cash Compensation shall not be held or construed as a guarantee that any conditions precedent to the payment thereof (including but not limited to continued employment) will be met or the amount to be deferred will in fact be earned. In the event the dollar amount of cash Compensation actually payable is less than the dollar amount for which a deferral election has been made, the election shall be deemed effective to defer the maximum permissible amount. Section 2.3 Changes in Participation (a) An election by a Participant pursuant to Section 2.2 shall continue in effect until termination of status as a Participant; provided, however, that the Participant may, with respect to a future calendar year, and by written election filed with the Administrator, increase or decrease the percentage of his Base Salary to be deferred, or discontinue such deferral altogether. Such election shall be effective for Base Salary payable for service rendered after the end of the calendar year in which such election is filed with the Administrator. (b) In the event that a Participant ceases to be an Eligible Officer or in the event that an Eligible Officer ceases to defer receipt of his Compensation, the balance in his

5 Memorandum Account shall continue to be adjusted in accordance with Article IV. An Eligible Officer who has filed a written election to cease deferring receipt of any portion of his Compensation may thereafter again file an election to defer receipt of his Compensation in the manner described in Section 2.2. If a Participant ceases to be an Eligible Officer, such person subsequently may resume participation in the Plan and make initial elections under Section 2.2 if the Committee determines that he is a Participant eligible to make deferral elections. Article III EMPLOYER CONTRIBUTIONS Section 3.1 Company Contributions The Company may, in its sole discretion, recommend that the Committee credit to the Memorandum Account of any Participant a Company Contribution of the Company or a Participating Company, as determined by the Company from time to time, that would vest under Section 4.3. A Participant must make distribution elections with respect to any Company Contributions credited to the Memorandum Account by the deadline that would apply under Section 4.1 for distribution elections with respect to Deferred Compensation credited at the same time, on a form or in a method prescribed by the Administrator. If no distribution election is made for any vested amounts in the Memorandum Account, such vested amounts will be distributed in a lump sum upon the earliest of any Qualifying Distribution Event limited to the Participant’s Separation from Service, Disability or death. Vesting for any Company Contribution shall be determined under Section 4.3. Article IV ACCOUNTING FOR DEFERRED AMOUNTS Section 4.1 In General The Administrator shall maintain a separate Memorandum Account for each Participant and may establish within such Memorandum Account two or more Memorandum Subaccounts as may be necessary or appropriate to properly administer the Plan, including, but not limited to: (a) A separate Memorandum Subaccount for that portion of a Participant’s Memorandum Account that is attributable to Base Salary, Annual Incentive Compensation, or Company Contributions; and (b) A separate Memorandum Subaccount for that portion of a Participant’s Memorandum Account that is required to be adjusted for earnings and losses on the basis of an Investment Benchmark that is different from the Investment Benchmark(s) applicable to other portions of the Memorandum Account. Credits, charges, and other adjustments to each Participant’s Memorandum Account and any Memorandum Subaccounts shall be made in accordance with this Article IV. Except as provided in Article V, neither the Company nor any Participating Company shall fund

6 its liability for the balances credited to a Memorandum Account or Memorandum Subaccount, but each shall reflect its liability for such balances on its books. Section 4.2 Adjustments to Memorandum Accounts (a) Each Participant’s Memorandum Account and applicable Memorandum Subaccount(s) shall be credited with (i) amounts of Compensation deferred by the Participant as of the date on which such Compensation would have been paid to the Participant in the absence of a deferral election and (ii) Company Contributions. For purposes of this Section 3.2(a): (i) Each Participant’s Memorandum Account shall be adjusted to reflect the amount of earnings, losses, appreciation or depreciation, as appropriate that would result if the balances credited to the Participant’s Memorandum Account were actually invested in the Investment Benchmark(s), and: (ii) The Memorandum Account established for each Participant shall be adjusted from time to time, but in no event less frequently than monthly, to reflect: (A) credits of Deferred Compensation and Company Contributions; (B) credits reflecting income, dividends and appreciation attributable to the applicable Investment Benchmark(s); (C) charges for losses or depreciation attributable to the applicable Investment Benchmark(s); and (D) charges for payments to the Participant or his Beneficiary. (b) Except to the extent otherwise provided by the Administrator, all such adjustments in respect of activity during a month shall be made as of the last business day of each month. (c) The Memorandum Account of a Participant shall be credited with an investment return determined as if the Memorandum Account were invested in one or more Investment Benchmarks made available by the Committee. If the Committee offers more than one Investment Benchmark, a Participant may elect the Investment Benchmark(s) in which the Participant’s Memorandum Account shall be deemed to be invested. Such election shall be made at the time and in the manner prescribed by the Administrator and shall take effect as soon as administratively practicable after the election is filed with the Administrator. The investment election of a Participant shall remain in effect until a new election is made by the Participant. If the Participant fails for any reason to make an effective investment election for his or her Memorandum Account, the Participant’s Memorandum Account shall be deemed to be invested in the default Investment Benchmark designated by the Administrator.

7 Section 4.3 Vesting (a) A Participant shall be fully vested in the portion of the Memorandum Account attributable to their Deferred Compensation, and all income, gains and losses attributable thereto. (b) A Participant shall become fully vested in the portion of the Memorandum Account attributable to Company Contributions and income, gains and losses attributable thereto, in accordance with the following vesting schedule: Number of Years Vested of Service Percentage Less than 1 0% 1 0% 2 or more 50% 3 or more 100 % For this purpose, Years of Service of a Participant shall be calculated separately for each Company Contribution from the date the Company Contribution is credited to the Memorandum Account, and the Participant must be credited with 1,000 Hours of Service with a Participating Company in a Plan Year in order to be credited with a Year of Service for such Plan Year. (c) Notwithstanding paragraph (b) above, all amounts credited to a Participant’s Memorandum Account attributable to Company Contributions shall become vested upon the earliest of the following events while the Participant is an Employee: (1) the Participant’s death or (2) Disability. (d) Once a Participant achieves vesting in any portion of the Participant’s Memorandum Account, the vested portion cannot be reduced or eliminated, except for any adjustments to the Memorandum Account made pursuant to Section 4.2. If a Participant's Memorandum Account is not fully vested upon Separation from Service, the portion of the Memorandum Account that is not fully vested shall be forfeited. Article V TRUST Section 5.1 Establishment of Trust The Company may establish a trust fund which may be used to accumulate funds to satisfy benefit liabilities to Participants, former Participants and their Beneficiaries under the Plan; provided, however, that the assets of such trust shall be subject to the claims of the creditors of the Company in the event that it is determined that the Company is insolvent; and provided, further, that the trust agreement shall contain such terms, conditions and provisions as shall be necessary to cause the Company to be considered the owner of the trust fund for federal, state or local income tax purposes with respect to all amounts contributed to the trust fund or any

8 income attributable to the investments of the trust fund. The Company shall pay all costs and expenses incurred in establishing and maintaining such trust. Any payments made to a Participant, former Participant or Beneficiary from a trust established under this Section 5.1 shall offset payments which would otherwise be payable by the Company in the absence of the establishment of such trust. Any such trust will conform to the terms of the model trust prescribed by Revenue Procedure 92-64, as the same may be modified from time to time. Section 5.2 Contributions to Trust; Investments If a trust is established in accordance with Section 5.1, each Participating Company shall make contributions to such trust in such amounts and at such times as may be specified by the Committee or required pursuant to the terms of any trust agreement between the Company and the trustee that has been authorized by the Committee. Section 5.3 Unfunded Character of Plan Notwithstanding the establishment of a trust pursuant to Section 5.1, the Plan shall be unfunded. Any liability of the Company or another Participating Company to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against the general assets of the Company or such Participating Company. No such liability shall be deemed to be secured by any pledge or any other encumbrance on any specific property of the Company or a Participating Company. Article VI DISTRIBUTIONS Section 6.1 Unforeseeable Emergency (a) A Participant may make an application to the Committee to cancel all active deferral elections or to cancel deferral elections and receive a distribution in a lump sum of all or a portion of the vested balance in the Memorandum Account (determined as of the date the distribution, if any, is made under this Article VI) because of an Unforeseeable Emergency. A distribution because of an Unforeseeable Emergency shall not exceed the amount required to satisfy the Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution, after taking into account the extent to which the Unforeseeable Emergency may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by stopping current deferrals under the Plan pursuant to Section 2.1. (b) The Participant's request for a distribution on account of Unforeseeable Emergency must be made in writing to the Committee. The request must specify the nature of the financial hardship, the total amount requested to be distributed from the Memorandum Account, and the total amount of the actual expense incurred or to be incurred on account of the Unforeseeable Emergency.

9 (c) If a cancellation of deferral elections is approved, such cancellation will be effective as soon as practicable. If a requested distribution under this Section 6.1 is approved by the Committee, such distribution will be made as soon as practicable following the date it is approved. The processing of the request shall be completed as soon as practicable from the date on which the Committee receives the properly completed written request for a distribution on account of an Unforeseeable Emergency. If a Participant's Separation from Service occurs after a request is approved in accordance with this Section 6.1, but prior to distribution of the full amount approved, the approval of the request shall be automatically null and void and the benefits which the Participant is entitled to receive under the Plan shall be distributed in accordance with the applicable distribution provisions of the Plan. Section 6.2 Death or Disability If a Participant suffers a Disability or dies, the Administrator shall pay to the Participant or his Beneficiary, in lump sum, the vested amount credited to his Memorandum Account. Section 6.3 In-Service Distributions A Participant may designate in his written deferral election(s) to have a specified amount attributable to their Deferred Compensation for In-Service Distributions at the date specified by the Participant. In no event may an In-Service Distribution of Deferred Compensation be made before the date that is five years after the first day of the calendar year in which the deferral election relating to such Deferred Compensation became effective. Notwithstanding the foregoing, if a Participant incurs a Qualifying Distribution Event prior to the date on which the entire balance in the Memorandum Subaccount for In-Service Distributions (the “In-Service Memorandum Subaccount”) has been distributed, then the vested balance in the In-Service Memorandum Subaccount on the date of the Qualifying Distribution Event shall be paid as provided under Section 6.4 for payments on such Qualifying Distribution Event. Section 6.4 Distribution Rules The Participant may elect a method of payment for Qualifying Distribution Events of either a lump sum payment or, in the case of an In-Service Distribution or Separation from Service, installment payments, and such distribution election shall apply to all the Participant’s Memorandum Subaccounts under the Plan. If the Participant does not make a valid distribution election, the vested balance in the Participant’s Memorandum Account will be distributed as a lump sum upon the Qualifying Distribution Event. All distributions under the Plan shall be in cash. (a) Notwithstanding the foregoing, if the currently effective Qualifying Distribution Event is a Separation from Service or Disability, and the Participant subsequently dies, the remaining unpaid vested balance of the Participant's Memorandum Account shall be paid as a lump sum. (b) Payment shall be made in the manner elected by the Participant and shall commence as soon as practicable after the distribution date specified for the Qualifying Distribution Event. Distribution shall be no later than within 60 days following the day after the

10 Qualifying Distribution Event. Such payment shall not be deemed late if the payment is made on or before the later of (i) December 31 of the calendar year in which the Qualifying Distribution Event occurs, or (ii) the date that is 2-1/2 months after the Qualifying Distribution Event occurs. Participants shall not have any influence as to the tax year or timing of the distribution. For each payment, the Committee must specify a date for the Memorandum Account or Memorandum Subaccount(s) to be valued. In the event the Participant fails to make a valid election of the payment method, the distribution will be made in a single lump sum payment as soon as practicable after the Qualifying Distribution Event. A payment may be further delayed only to the extent permitted in accordance with regulations and guidance under Section 409A of the Code. (c) If the Participant elects to receive installment payments upon a Qualifying Distribution Event, the installment payments may not be made over a period longer than ten years of commencement and payment of each installment shall be made annually on the anniversary of the date of the first installment payment, and the amount of the installment shall be adjusted on such anniversary for credits or debits to the Participant's account pursuant to Article IV of the Plan. Such adjustment shall be made by dividing the balance in the Memorandum Account on such date by the number of installments remaining to be paid hereunder; provided that the last installment due under the Plan shall be the entire amount credited to the Participant's account on the date of payment. (d) Notwithstanding any payment election made by the Participant, if the amount in a Participant’s Memorandum Account on the Qualifying Distribution Date is $250,000 or less, the vested balance in the Memorandum Accounts of the Participant will be distributed in a single lump sum payment; provided, however, that such distribution will be made only where the Qualifying Distribution Event is a Separation from Service, death, or Disability. In addition, the Administrator may distribute a Participant's vested balance in all of the Participant’s Memorandum Accounts at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant's entire interest in the Plan as provided under Section 409A of the Code. Section 6.5 Subsequent Elections With the consent of the Committee, a Participant may delay or change the method of payment of the Memorandum Account subject to the following requirements: (a) The new election may not take effect until at least 12 months after the date on which the new election is made. (b) If the new election relates to a payment for a Qualifying Distribution Event other than the death of the Participant, the Participant becoming Disabled, or an Unforeseeable Emergency, the new election must provide for the deferral of the payment for a period of at least five years from the date such payment would otherwise have been made. (c) If the new election relates to a payment under an In-Service Distribution, the new election must be made at least 12 months prior to the date of the first scheduled payment from such account.

11 (d) For purposes of this Article VI, a payment is each separately identified amount to which the Participant is entitled under the Plan; provided, that entitlement to a series of installment payments is treated as the entitlement to a single payment. (e) Any such election shall not take effect until twelve (12) months after it is received by the Administrator. (f) In the case of an election to defer a payment to be made on account of an event other than the Participant’s death, Disability or Unforeseeable Emergency, the first payment made under such election shall not occur until at least five (5) years later than such payment would otherwise have been made; and (g) In the case of an election to defer a payment to be made at a specified time or pursuant to a fixed schedule, such election shall be made at least twelve (12) months prior to the date of the first scheduled payment. Section 6.6 Distributions to Beneficiaries (a) A Participant may designate a Beneficiary or Beneficiaries by filing a written notice with the Administrator prior to the Participant’s death, in such form and manner as the Administrator may prescribe. A Participant who has designated a Beneficiary or Beneficiaries may change or revoke such designation prior to the Participant’s death by means of a similar written instrument. (b) In the event that a Participant dies before receiving payment of his entire Memorandum Account, payment of the value of the deceased Participant’s Memorandum Account shall be made in a lump sum to his Beneficiary or Beneficiaries upon receipt by the Administrator of satisfactory evidence of the Participant’s death. If no Beneficiary shall have been designated or if any such designation shall be ineffective, or in the event that no designated Beneficiary survives the Participant, payment of the value of the Participant’s Memorandum Account shall be made to the Participant’s executor, or if no executor is appointed within six (6) months after the Participant’s death or such longer period as the Administrator deems reasonable in its discretion, to his surviving spouse, or if he has no surviving spouse, to his then living descendants, per stirpes, in the same manner and at the same time as the Participant’s Memorandum Account would have been paid to a Beneficiary. If any Participant and any one or more of his designated Beneficiary(ies) shall die in circumstances that leave substantial doubt as to who shall have been the first to die, the Participant shall be deemed to have survived the deceased Beneficiary(ies). The presence of substantial doubt for such purposes shall be determined by the Administrator in its sole and absolute discretion. Section 6.7 Restrictions on Payments to Specified Employees Notwithstanding anything in the Plan to the contrary, to the extent required under Section 409A of the Code, no payment to be made to a Specified Employee on or after the date of his Separation from Service shall be made sooner than six (6) months after such Separation from Service. After such six-month period has elapsed, the Administrator shall make payments in accordance with the Participant’s elected schedule except that all payments to which the Specified Employee would otherwise be entitled during such six-month period shall be

12 accumulated and paid on the first day of the seventh month following the date of Separation from Service and shall be adjusted to reflect the Investment Benchmark during such period. Article VII ADMINISTRATION Section 7.1 Administrator The Administrator shall, subject to the responsibilities of the Committee and the Board, have the responsibility for the day-to-day control, management, operation and administration of the Plan. The Administrator shall have the following responsibilities: (a) To maintain records necessary or appropriate for the administration of the Plan; (b) To give and receive such instructions, notices, information, materials, reports and certifications as may be necessary or appropriate in the administration of the Plan; (c) To prescribe forms and make rules and regulations consistent with the terms of the Plan and with the interpretations and other actions of the Administrator; (d) To require such proof or evidence of any matter from any person as may be necessary or appropriate in the administration of the Plan; (e) To determine any question arising in connection with the Plan, including any question of Plan interpretation, and the Administrator’s decision or action in respect thereof shall be final and conclusive and binding upon all persons having an interest under the Plan; (f) To review and dispose of claims under the Plan filed pursuant to Section 7.3 and appeals of claims decisions pursuant to Section 7.4; (g) If the Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to the person entitled thereto, to direct the application of any amount so payable to the use or benefit of such person in any manner that the Administrator may deem advisable or to direct in the Administrator’s discretion the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment on his behalf shall be appointed pursuant to law; (h) To discharge such other responsibilities or follow such directions as may be assigned or given by the Committee or the Board; and (i) To perform any duty or take any action which is allocated to the Administrator under the Plan. The Administrator shall have the power and authority necessary or appropriate to carry out his responsibilities.

13 Section 7.2 Committee Responsibilities The Committee shall, subject to the responsibilities of the Board, have the following responsibilities: (a) To review the performance of the Administrator; (b) To hear and decide appeals, pursuant to the claims procedure contained in Section 7.4 of the Plan, taken from the decisions of the Administrator; (c) To hear and decide questions, including interpretation of the Plan, as may be referred to the Committee by the Administrator; (d) To review and decide on Company recommendations pursuant to Section 3.1; (e) To report and make recommendations to the Board regarding changes in the Plan, including changes in the operation and management of the Plan; (f) To remove and replace the Administrator; (g) To discharge such other responsibilities or follow such directions as may be assigned or given by the Board; (h) To perform any duty or to take any action that is allocated to the Committee under the Plan; and (i) To determine the Investment Benchmark(s) under the Plan. The Committee shall have the power and authority necessary or appropriate to carry out its responsibilities. The Committee may take action under the Plan by vote of a majority of the members present at any meeting of the Committee at which a quorum is present or by unanimous written consent in lieu of meeting. No member of the Committee shall participate in any action or decision in which he has a personal interest unless all members of the Committee voting on such matter are similarly interested. The Committee may delegate to one of its members, to the Administrator or to any Non-Employee Director of the Company or any other Participating Company the power and responsibility, to the extent not expressly allocated under the Plan to the Administrator, to sign instruments and other communications on its behalf and to take appropriate action to implement the Committee’s decisions. Section 7.3 Claims Procedure Any claim relating to benefits under the Plan shall be filed with the Administrator on a form prescribed by it. If a claim is denied in whole or in part, the Administrator shall give the claimant written notice of such denial, which notice shall specifically set forth: (a) The reasons for the denial; (b) The pertinent Plan provisions on which the denial was based;

14 (c) Any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is needed; and (d) An explanation of the Plan’s procedure for review of the denial of the claim. In the event that the claim is not granted and notice of denial of a claim is not furnished by the 90th day after such claim was filed, the claim shall be deemed to have been denied on that day for the purpose of permitting the claimant to request review of the claim. Section 7.4 Claims Review Procedure Any person whose claim filed pursuant to Section 7.3 has been denied in whole or in part by the Administrator may request review of the claim by the Committee, upon a form prescribed by the Administrator. The claimant shall file such form (including a statement of his position) with the Committee no later than 60 days after the mailing or delivery of the written notice of denial provided for in Section 7.3, or, if such notice is not provided, within 60 days after such claim is deemed denied pursuant to Section 7.3. The claimant shall be permitted to review pertinent documents. A decision shall be rendered by the Committee and communicated to the claimant not later than 30 days after receipt of the claimant’s written request for review. However, if the Committee finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 120 days after the claimant’s request for review. The Committee’s decision shall be in writing and shall specifically set forth: (a) The reasons for the decision; and (b) The pertinent Plan provisions on which the decision is based. Any such decision of the Committee shall be binding upon the claimant and the Participating Company, and the Administrator shall take appropriate action to carry out such decision. Section 7.5 Other Administrative Provisions (a) Any person whose claim has been denied in whole or in part must exhaust the administrative review procedures provided in Section 7.4 prior to initiating any claim for judicial review. (b) Neither the members of the Committee, the Administrator, nor any Non- Employee Director or employee of a Participating Company to whom responsibilities are assigned under the Plan shall be liable for any act of omission or commission by himself or by another person, except for his own individual willful and intentional malfeasance. (c) The Administrator or the Committee may shorten, extend or waive the time (but not beyond 60 days) required by the Plan for filing any notice or other form with the Administrator or Committee, or taking any other action under the Plan; provided, however, that no such shortening, extension or waiver shall be done that would cause any Participant to be in constructive receipt of the balance credited his Memorandum Account prior to the date on which such balance is scheduled to be paid.

15 (d) Any person, group of persons, committee, corporation or organization may serve in more than one fiduciary capacity with respect to the Plan. (e) Any action taken or omitted by the Administrator or the Committee or any delegate of the Committee with respect to the Plan, including any decision, interpretation, claim denial or review on appeal, shall be conclusive and binding on all interested parties and shall be subject to judicial modification or reversal only to the extent it is determined by a court of competent jurisdiction that such action or omission was arbitrary and capricious and contrary to the terms of the Plan. Article VIII AMENDMENT AND TERMINATION Section 8.1 Amendment by the Company The Company reserves the right, in its sole and absolute discretion, at any time and from time to time, by action of the Board, to amend the Plan in whole or in part. In no event, however, shall any such amendment adversely affect the right of any Participant, former Participant or Beneficiary to receive any benefits under the Plan in respect of participation for any period ending on or before the later of the date on which such amendment is adopted or the date on which it is made effective. Section 8.2 Termination (a) The Company reserves the right, in its sole and absolute discretion, by action of the Board, to terminate the Plan, but only in the following circumstances at such time and in such circumstances as may be permitted under Section 409A of the Code. In such event, undistributed benefits attributable to participation prior to the date of termination shall be distributed in lump sum payments as soon as practicable following the effective date of termination. (b) The Company reserves the right, in its sole and absolute discretion, by action of the Board, to suspend the operation of the Plan, but only in the following circumstances: (i) With respect to Compensation to be earned and paid in calendar years beginning after the date of adoption of the resolution suspending the operation of the Plan; and (ii) At such other time and in such other circumstances as may be permitted under Section 409A of the Code. In such event, no further Compensation shall be deferred following the effective date of the suspension and Memorandum Accounts in existence prior to such date shall continue to be maintained, and payments shall continue to be made, in accordance with the provisions of the Plan.

16 Section 8.3 Amendment or Termination by Other Companies In the event that a corporation or trade or business other than the Company shall adopt this Plan, such corporation or trade or business shall, by adopting the Plan, empower the Company to amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, upon the terms and conditions set forth in Sections 8.1 and 8.2. Article IX MISCELLANEOUS PROVISIONS Section 9.1 Notice and Election The Administrator shall provide a copy of this Plan and the resolutions of adoption to each individual who becomes eligible to participate, together with a form on which the Eligible Officer may notify the Administrator of his election whether to become a Participant, which form, if he so elects, he may complete, sign and return to the Administrator. Section 9.2 Construction and Language Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and the masculine gender may be read as referring equally to the feminine gender or the neuter. Section 9.3 Headings The headings of Articles and Sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control. Section 9.4 Non-Alienation of Benefits Except as may otherwise be required by law, no distribution or payment under the Plan to any Participant, former Participant or Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such distribution or payment. If any Participant, former Participant or Beneficiary is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any such distribution or payment, voluntarily or involuntarily, the Committee, in its sole discretion, may cancel such distribution or payment or may hold or cause to be held or applied such distribution or payment, or any part thereof, to or for the benefit of such Participant, former Participant or Beneficiary, in such manner as the Committee shall direct; provided, however, that no such action by the Committee shall cause the acceleration or deferral of any benefit payments from the date on which such payments are scheduled to be made.

17 Section 9.5 Clawback Policy All payments under this Plan are subject to any clawback policies of the Company or any Participating Company. Section 9.6 Severability A determination that any provision of the Plan is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof. Section 9.7 Waiver Failure to insist upon strict compliance with any of the terms, covenants or conditions of the Plan shall not be deemed a waiver of such term, covenant or condition. A waiver of any provision of the Plan must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times. Section 9.8 Governing Law The Plan shall be construed, administered and enforced according to the laws of the State of New Jersey without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts having jurisdiction in Middlesex County, New Jersey shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan or in any way relating to the rights or obligations of any person under, or the acts or omissions of the Company, the Board, the Administrator, the Committee or any duly authorized person acting in their behalf in relation to the Plan. By electing to participate in this Plan, the Participant, for himself and any other person claiming any rights under the Plan through him, agrees to submit himself, and any such legal action described herein that he shall bring, to the sole jurisdiction of such courts for the adjudication and resolution of such disputes. Any payments made pursuant to this Plan are subject to and conditioned upon their compliance with 12 U.S.C. § 1828(k) and any regulations promulgated thereunder. Section 9.9 Withholding Payments from this Plan shall be subject to all applicable federal, state and local income withholding taxes. Section 9.10 No Deposit Account Nothing in this Plan shall be held or construed to establish any deposit account for any Participant or any deposit liability on the part of the Company or any Participating Company. Participants’ rights hereunder shall be equivalent to those of a general unsecured creditor of each Participating Company.

18 Section 9.11 Rights of Participants No Participant shall have any right or claim to any benefit under the Plan except in accordance with the provisions of the Plan. The establishment of the Plan shall not be construed as conferring upon any Participant or other person any legal right to a continuation of service or to any terms or conditions of service, nor as limiting or qualifying the right of a Participating Company to terminate the service of such Participant. Section 9.12 Status of Plan under ERISA The Plan is intended to be a non-qualified deferred compensation plan maintained exclusively for employees. The Plan is not intended to comply with the requirements of Section 401(a) of the Code or to be subject to Parts 2, 3 and 4 of Title I of ERISA. The Plan shall be administered and construed so as to effectuate this intent. Section 9.13 Successors and Assigns The provisions of the Plan will inure to the benefit of and be binding upon the Participants and their respective legal representatives and testate or intestate distributes, and each Participating Company and their respective successors and assigns, including any successor by merger or consolidation or a statutory receiver or any other person or firm or corporation to which all or substantially all of the assets and business of any Participating Company may be sold or otherwise transferred. Section 9.14 Compliance with Section 409A of the Code The Plan is intended to be a non-qualified deferred compensation plan described in Section 409A of the Code. The Plan shall be operated, administered and construed to give effect to such intent. In addition, the Plan shall be subject to amendment, with or without advance notice to Participants and other interested parties, and on a prospective or retroactive basis, including, but not limited to, amendment in a manner that adversely affects the rights of Participants and other interested parties, to the extent necessary to effect such compliance.

19 APPENDIX A INVESTMENT BENCHMARK UNDER THE PLAN (Effective January 1, 2025) The Investment Benchmark shall be interest at an annual rate equal to the bond-equivalent yield on United States Treasury securities (not indexed for inflation) adjusted to a constant maturity of ten (10) years as published by the Federal Reserve in Statistical Reference H-15 (or any successor publication of the Federal Reserve) for the first business day of January of the Plan Year containing the applicable crediting period under Section 4.2 of the Plan. Such interest shall be applied to the balance credited to a Participant’s Memorandum Account as of the first day of the applicable crediting period. If the balance credited to the Memorandum Account changes during the applicable crediting period, the interest credit for the period shall be equitably adjusted to reflect the change.